AGREEMENT OF LEASE

AGREEMENT OF LEASE dated as of _____, 199_ (as the same may be amended or otherwise modified from time to time, the "Lease") by and between REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation ("Lessor"), having an office at 625 Madison Avenue, New York, NY, and THE COSMETIC CENTER, INC., a Delaware corporation("Lessee"),having an office at ____________________________.

1. Certain Definitions. The terms defined in this PARAGRAPH shall, for all purposes of this Lease, have the meanings specified herein, unless the context otherwise requires.

     1.1 "Building": Commonly described as being located at 2182 Route 35, in the Township of Holmdel, County of Monmouth, State of New Jersey. "Building" shall include any adjacent parking structures, if any, used in connection with the Building.

     1.2 "Industrial Center": The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements currently thereon or thereunder, as shown on EXHIBIT A-1.

     1.3 "Premises": That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, consisting of approximately 15,000 square feet of office space ("Office Space") and approximately 78,000 square feet of warehouse space ("Warehouse Space"), totalling approximately 93,000 square feet, as shown on EXHIBIT A hereto.

     1.4 "Prime Rate": The fluctuating rate of interest per annum published in the Wall Street Journal, Eastern Edition (or in any similar financial periodical, as Lessor, in its sole discretion may choose in the event that the Wall Street Journal ceases to publish a "Prime Rate"), from time to time as being the "Prime Rate" of interest. Any change in the Prime Rate shall be effective as of the date such published Prime Rate changes.

2. Premises, Parking and Common Areas.

     2.1 Premises. Subject to the terms and conditions of this Lease, including the Rules and Regulations, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the Term, the Premises.

     2.2 Vehicle Parking.

                  (a) Subject to the Rules and Regulations, and the terms and conditions of this Lease, Lessee shall be entitled during the Term to use the unreserved parking spaces in the Industrial Center designated from time to time by Lessor for parking. The spaces presently so designated are shown on EXHIBIT B hereto. Lessee shall not use more parking spaces than those so designated. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles, pick-up trucks or vans, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations.

             (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

             (b) If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the Rules and Regulations, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                 2.3 Common Areas-Definition. "Common Areas" means all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and all interior utility raceways within the Premises that are provided and designated by Lessor for the general non-exclusive use of Lessor, Lessee and other lessees or users of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas. The Common Areas are shown on EXHIBIT A-1.

                 2.4 Common Areas-Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the Term, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the Rules and Regulations. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost of such removal to Lessee, which cost shall be immediately payable by Lessee upon demand by Lessor.

                 2.5 Common Areas-Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right to establish, modify, amend and enforce the Rules and Regulations. Lessee agrees to abide by and conform to the Rules and Regulations, and to cause its agents, employees, suppliers, shippers, customers, contractors and invitees to so abide and conform.

                 2.6 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                         (a)  To make changes to the Building interior and
exterior and/or to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways; provided such changes do not materially adversely affect Lessee's use of the Premises.

                         (b)  To close temporarily any of the Common Areas for
maintenance or other purposes so long as reasonable access to the Premises remains available;

                         (c)  To designate other land outside the boundaries of
the Industrial Center to be a part of the Common Areas;

                         (d)  To add additional buildings and improvements to
the Common Areas;

                         (e)  To use the Common Areas, to the exclusion of
Lessee, while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and/or

                         (f)  To do and perform such other acts and make such
other changes in, to or with respect to the Common Areas and the Industrial Center as Lessor may, in the exercise of sound business judgment, reasonably deem to be appropriate.

3. Term; Commencement Date, Option(s) to Extend.

                 3.1 Term. The term of this Lease (the "Term") shall, subject to the remaining provisions of PARAGRAPH 3, commence on the date of this Lease (such date, the "Commencement Date") and shall end on the last day of the month which is 60 months after the Commencement Date, or any earlier termination of this Lease (such earlier date, the "Expiration Date"), as provided in PARAGRAPH 3.3.

                 3.2 Possession. Lessee acknowledges that its predecessor-in-interest, Prestige Fragrance and Cosmetics, Inc., a Delaware corporation ("PFC") has been in possession of the Premises since _________________. Lessee will continue in possession as PFC's successor by merger, and accepts possession AS-IS and with all defects, patent and latent.

                 3.3  Early Termination.

                  (a) The Lessee shall be entitled to terminate this Lease by giving Lessor at least sixty (60) days' prior written notice of such termination ("Termination Notice"). If any of the events set forth in PARAGRAPH 3.3(b) shall occur ("Lessor Termination Events"), the Lessor shall be entitled to terminate this Lease by giving Lessee a Termination Notice at least one hundred eighty
(180) days prior to the effective date thereof. Any Termination Notice given under this PARAGRAPH shall specify the effective date of such termination. Lessee shall not be liable to pay any termination or other fee or expense in connection with the termination of the Lease under this PARAGRAPH, and, upon termination of the Lease under this PARAGRAPH, Lessee shall have no further liability to Lessor under this Lease, except as otherwise provided in this Lease.

                  (b) Each of the following shall be a "Lessor Termination Event" giving Lessor the right but not the obligation to terminate this Lease as set forth in PARAGRAPH 3.3(a):

                           (i) The acceptance by Lessor of an offer to lease or
sell the Building to a third party. For purposes hereof, a sale of assets, sale of stock, merger or other transaction in which control of Lessor or the Building is to be conveyed to a third party shall constitute a "sale" of the Building.

                           (ii) The cessation of all or a substantial portion of
the operations of Lessor at the Industrial Center.

                           (iii) The entry by Lessor into an agreement with a
third party for a change in control of Lessee, or the occurrence of a change in control of Lessee. A "change in control" of Lessee for purposes of this Lease shall be deemed to have taken place if (A) Lessor or any of its affiliates no longer have the power to vote, directly or indirectly, whether through record or beneficial ownership, a voting trust arrangement, or other contractual arrangement, a majority of the voting power of the outstanding shares of Lessee, or (B) all or substantially all of Lessee's assets are sold to any person other than an affiliate of Lessor. For purposes hereof, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint stock company, or similar organization or group acting in concert. A "person" for these purposes shall be deemed to be a "beneficial owner" as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

4. Rent.

                 4.1 Payment of Base Rent; Initial Payment of Base Rent. Except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor without offset, counterclaim or deduction, the Base Rent and all other rent or charges. Lessee shall pay Lessor upon the execution hereof the Base Rent for the month during which the Commencement Date occurs. Base Rent and all other rent and charges for any period of the Term which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may designate in writing.

                 4.2 Amount of Base Rent; Rent Adjustment. The base rent ("Base Rent") payable during the initial Term of this Lease shall be as set forth below, and such monthly base rent shall be paid, in advance, on the first day of each month:

                            Annual Base Rent      Monthly Base Rent
                            ----------------      -----------------

Office Space                $ 63,750.00           $ 5,312.50
--------------------        -----------           ----------

Warehouse Space             $331,500.00           $27,625.00
--------------------        -----------           ----------

Total Base Rent:            $395,250.00           $32,937.00



                 4.3 Common Area Operating Expenses. In accordance with the following provisions, Lessee shall pay to Lessor during the Term, in addition to the Base Rent, Lessee's Share of all Common Area Operating Expenses during each calendar year (or part thereof) of the Term, in accordance with the following provisions:

                         (a)  "Lessee's Share" shall mean 17.2 percent (17.2%),
as determined by the square footage of the Premises as compared to the total leasable square footage of the Industrial Center, which shall be conclusively presumed to be 540,000 square feet for all purposes of this Lease. Lessor and Lessee agree that the square footage figures set forth herein are approximations, are reasonable and are binding upon them. Lessee's Share shall not be subject to revision except in connection with a change in the size of the Premises or a change in the space available for lease in the Industrial Center.

                         (b)  "Common Area Operating Expenses" shall mean all
reasonable and customary costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                                  (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the Industrial Center, or any part thereof, including but not limited to, the following:

                                    (aa) The Common Areas, including parking
                                         areas, loading and unloading areas,
                                         trash areas, roadways, sidewalks,
                                         walkways, parkways, driveways,
                                         landscaped areas, striping, bumpers,
                                         irrigation systems, Common Area
                                         lighting facilities, fences and gates,
                                         elevators and roof.

                                    (bb) Exterior signs and any tenant
                                         directories.

                                    (cc) Fire detection and sprinkler systems.

                                 (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                                (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                                 (iv)  Reserves set aside for maintenance and
                                       repair of Common Areas.

                                  (v)  The amount of Real Property Taxes to be
                                       paid by Lessor under PARAGRAPH 5 hereof.

                                 (vi)  The cost of the premiums for the
                                       insurance policies maintained by Lessor
                                       in respect of the Industrial Center,
                                       including, without limitation, any
                                       policies maintained pursuant to the
                                       provisions of this Lease.

                                (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                               (viii)  Management fees attributable to the
                                       operation of the Industrial Center (not
                                       to exceed 6% of the gross rents payable
                                       by all lessees of the Industrial Center), including any management fees payable to an affiliate of Lessor.

                                 (ix)  Any other services to be provided by
                                       Lessor to Lessee, and any similar service which is provided by Lessor to other lessees of the Industrial Center or any part thereof and any other expense elsewhere in this Lease described as a Common Area Operating Expense.

Notwithstanding anything to the contrary contained in this Lease, the following shall be excluded from the definition of Operating Expenses:

                                    (i) the overhead and profit increment paid
                           to Affiliates of Lessor for services relating to the Building, to the extent that the cost of such services exceeds competitive costs for such services rendered by unaffiliated Persons or entities with similar skill, competence and experience;

                                    (ii) Lessor's general overhead and general
                           and administrative expenses;

                                    (iii) interest, fines or penalties due to
                           late payment of Real Estate Taxes or Operating Expenses;

                                    (iv) financing or mortgage costs, including
                           payment of the interest on or principal of borrowed money;

                                     (v)  depreciation expense;

                                    (vi)  leasing commissions;

                                   (vii)  the cost of lessee improvements;

                                  (viii)  ground rent;

                                    (ix) legal fees for leasing vacant space in
                           the Building and for enforcing lessees' leases;

                                    (x) the cost of electricity and other
                           utility charges for heating, ventilating and air-conditioning which are separately metered to, and paid by, other lessees of the Building; and

                                    (xi) the cost of any improvements which, in
                           accordance generally accepted accounting principles, are classified as a capital expenditure, subject to the provisions of PARAGRAPH 8.2(d).

                         (c)  Any Common Area Operating Expenses and Real
Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                         (d)  The inclusion of the improvements, facilities and
services set forth in PARAGRAPH 4.3(b) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                         (e)  Lessee's Share of any Common Area Operating
Expenses shall be payable by Lessee within thirty (30) days after a statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of the payment by Lessee of Lessee's Share of actual annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Term, on the same day as the Base Rent is due hereunder. Lessor's estimates shall be reasonable. Lessor shall deliver to Lessee within ninety (90) days after the expiration of each calendar year a statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this PARAGRAPH during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment, first against the next Lessee's Share of Common Area Operating Expenses becoming due, and to the extent of any overage, next against the installment of Base Rent next coming due; or, if, at the expiration of the Term, there are no additional payments or installments becoming due, Lessor shall pay to Lessee the amount of such over-payment within thirty (30) days after delivery by Lessor to Lessee of said statement. If Lessee's payments under this PARAGRAPH during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Real Property Taxes.

                 5.1 Payment of Taxes. Except as otherwise provided in PARAGRAPH 5.2, it shall be Lessor's obligation to pay the Real Property Tax applicable to the Industrial Center, subject to reimbursement by Lessee of Lessee's Share of such Real Property Taxes in accordance with the provisions of PARAGRAPH 4.3.

                 5.2 Additional Improvements. Common Area Operating Expenses shall not include any Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements (in excess of Building standard and in excess of those improvements currently in the Premises) placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding PARAGRAPH 5.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under PARAGRAPH 4.3 the entirety of any increase in any Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations (in excess of Building standard and in excess of those improvements currently in the Premises) placed upon the Premises by Lessee or at Lessee's request.

                 5.3 Definition of Real Property Tax. The term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge of the type described in the preceding sentence, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the Term, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. Notwithstanding anything to the contrary contained in this Lease, Real Estate Taxes and Operating Expenses shall not include any inheritance, personal income, estate, transfer or recordation taxes.

                 5.4  Personal Property Taxes.

                         (a)  Lessee shall pay prior to delinquency all taxes
assessed against and levied upon its Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or stored within the Industrial Center or elsewhere. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                         (b)  If any of such personal property of Lessee shall
be assessed with Lessor's property, Lessee shall pay Lessor the taxes attributable to Lessee's property within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                 5.5 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof shall be conclusive.

                 5.6 Rent Tax. If applicable in the jurisdiction where the Premises is situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payment is to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Base Rent or other charge upon which the tax is based as set forth above.

6. Use; Compliance with Law; Condition of Premises.

                 6.1 Permitted Use. The Premises shall be used and occupied by Lessee only for the following purpose (the "Permitted Use") and no other purpose: the Office Space shall be used for general office purposes, and the Warehouse Space shall be used as a storage and distribution facility for products sold in PFC's and Lessee's retail stores.

                 6.2 Condition of the Premises. Lessee shall accept the Premises in AS-IS condition at the Commencement Date. Lessor makes no representations or warranties whatsoever regarding the Premises, the Building or the Industrial Center, including without limitation about the condition of the Premises.

                 6.3 Compliance with Covenants, Restrictions and Building Code. Lessee represents to Lessor that Lessee has received no written notice of any claim by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said representation shall not apply to any Alterations or Utility Installations made, or to be made, by Lessor. If the Premises do not comply with said representation, Lessee shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessor, rectify any such violation.

                 6.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, the presence or absence of lead paint, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that it has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters; and (d)it accepts the Premises and Industrial Center in their condition on the Commencement Date, "AS IS" and with all defects, patent and latent.

                 6.5  Hazardous Substances.

                         (a)  Reportable Uses Require Consent.  The term
"Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements. "Reportable Use" shall mean
(i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon prior written notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal) on or before the Expiration Date of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under PARAGRAPH 15. Notwithstanding anything to the contrary contained in this Lease, Lessor hereby consents to Lessee's storage and handling in and about the Premises of all cosmetic and other products held by Lessee for sale. Lessee agrees to comply with all Applicable Requirements relating to the storage and handling of such products in or about the Premises.

                         (b)  (1)   Notification of Any Release or Discharge.
                                    Lessee shall immediately notify Lessor in writing of any "Release" of any Hazardous
                                    Substance of which Lessee has knowledge, whether or not the Release is in quantities that would require under Applicable
                                    Requirements the reporting of such Release to a governmental or regulatory agency.
                                    "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Substance, by
                                    Lessee or its agents, contractors, employees or invitees.

                             (2) Notification of Any Notice, Investigation, or Claim. Lessee shall also immediately notify Lessor in writing of, and shall contemporaneously provide Lessor with a copy of,

                                    (A)     Any written notice of Release of
                                            Hazardous Substances in the Premises
                                            that is provided by Lessee or any
                                            subtenant or other occupant of the
                                            Premises to a governmental or
                                            regulatory agency;

                                    (B)     Any notice of a violation, or a
                                            potential or alleged violation, of
                                            any Applicable Requirement that is
                                            received by Lessee or any subtenant
                                            or other occupant of the Premises
                                            from any governmental or regulatory
                                            agency;

                                    (C)     Any inquiry, investigation,
                                            enforcement, cleanup, removal, or
                                            other action that is instituted or
                                            threatened by a governmental or
                                            regulatory agency against Lessee or
                                            any subtenant or other occupant of
                                            the Premises and that relates to the
                                            Release of any Hazardous Substance
                                            on or from the Premises;

                                    (D)     Any claim that is instituted or
                                            threatened by any third party
                                            against Lessee or any subtenant or
                                            other occupant of the Premises and
                                            that relates to any Release of any
                                            Hazardous Substance on or from the
                                            Premises; and

                                    (E)     Any notice of the loss of any
                                            environmental operating permit by
                                            Lessee or any subtenant or other
                                            occupant of the Premises.

                           (3) Failure to Comply. Failure to comply with the provisions of this PARAGRAPH 6.5 shall constitute a material default under this Lease. In the event of such default, Lessor shall have all rights available under the Lease and at law or equity including, without limitation, the right to either:

                                    (A)     Terminate the Lease and collect
                                            damages Lessor incurs as a result of
                                            such default, including, without
                                            limitation, cleanup costs incurred
                                            by Lessor resulting from the cleanup
                                            of any Hazardous Substances released
                                            into the Premises, soil, or
                                            groundwater; or

                                    (B)     Require the cleanup of such
                                            Hazardous Substance at the Lessee's
                                            sole expense while still enforcing
                                            the remaining terms and obligations
                                            of the Lease.

                    (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its shareholders, agents, employees, lenders and ground lessor, if any, and the Industrial Center, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this PARAGRAPH shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered to exist by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. Lessee's obligations under this PARAGRAPH shall also include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor and/or such other indemnified persons and entities) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor and/or such other indemnified persons and entities by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor or such other indemnified persons and entities need not have first paid any such claim in order to be so indemnified. The provisions of this PARAGRAPH 6.5 shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement by reference to this PARAGRAPH.

                         (d)  Indemnification.  Lessor shall indemnify, protect,
defend and hold Lessee, its shareholders, agents, employees, and lenders if any, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Industrial Center, other than by or for Lessee or by anyone under Lessee's control. Lessor's obligations under this PARAGRAPH shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered to exist by Lessor, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. Lessor's obligations under this PARAGRAPH shall also include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessee and/or such other indemnified persons and entities) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessee and/or such other indemnified persons and entities by reason of any of the foregoing matters, Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee or such other indemnified persons and entities need not have first paid any such claim in order to be so indemnified. The provisions of this PARAGRAPH 6.5 shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessor from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessee in writing at the time of such agreement by reference to this PARAGRAPH.

                 6.6 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all Applicable Requirements. "Applicable Requirements" means all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, and the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

                 6.7 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Industrial Center or any interest therein ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements, and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Rules and Regulations. Lessor shall have the right to enact, modify, amend and enforce reasonable rules and regulations for the Industrial Center (the "Rules and Regulations"). Lessee and Lessee's employees, suppliers, shippers, contractors, customers, invitees and agents shall observe faithfully and comply strictly with the Rules and Regulations; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Lessor shall not be responsible to Lessee for the non-compliance with the Rules and Regulations by other lessees of the Industrial Center, or any part thereof, and/or any of their employees, suppliers, shippers, contractors, customers, invitees and agents. Written notice of any additional Rules and Regulations shall be given to Lessee. No written Rules and Regulations presently exist.

8.  Maintenance, Repairs, Utility Installations, Trade Fixtures,
    Alterations and Common Area Service.

                 8.1 Lessor's Obligations. Subject to the other provisions of this Lease, including, without limitation, PARAGRAPHS 6.2 (Condition of the Premises), 6.3 (Compliance with Covenants, Restrictions and Building Code), 4.3 (Common Area Operating Expenses), 6.1 (Permitted Use), 11 (Damage or Destruction) and 10 (Condemnation), Lessor, subject to reimbursement pursuant to PARAGRAPH 4.3, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment of the Industrial Center, including, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall not be obligated to paint, repair or replace wall coverings or to repair or replace any improvements that have become damaged as a result of the negligent or intentional acts of Lessee. Lessor shall in no event be responsible to repair, replace or otherwise maintain any improvements to the Premises made by Lessee. Except as provided in PARAGRAPH 11.5, there shall be no abatement of rent or liability of Lessor on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Industrial Center or any part thereof. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or terminate this Lease because of Lessor's failure to keep the Building, the Industrial Center or the Common Areas in good order, condition and repair. Lessor shall have the right and responsibility to make all capital improvements to the Industrial Center, and to charge Lessee for same as hereinafter provided.

                 8.2  Lessee's Obligations.

                         (a)  Subject to the other provisions of this Lease,
including, without limitation, PARAGRAPHS 8.1 (Lessor's Obligations), 11 (Damage or Destruction), and 10 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, put and keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to PARAGRAPH 8.1. Lessee, in putting and keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to put and keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair, but only to the extent that such restorations, replacements or renewals do not constitute capital improvements.

                         (b)  Lessee shall, at Lessee's sole cost and expense,
procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

                         (c)  If Lessee fails to perform Lessee's obligations
under this PARAGRAPH, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with PARAGRAPH 14.2, and Lessee shall pay Lessor, within thirty (30) days of demand, the costs therefor.

                        (d) In the event that Lessor makes any capital expenditure benefitting the Premises during the Term of this Lease, the amount of such expenditure shall be amortized over the useful life of the improvement for which the expenditure was made, and the amortized cost allocated to each calendar year during the Term shall be treated as an Operating Expense.

                 8.3  Utility Installations, Trade Fixtures, Alterations.

                         (a)  Definitions; Consent Required.  "Utility
Installations" shall mean all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises installed after the date of this Lease. "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. "Alterations" shall mean any modification after the date of this Lease of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" shall mean Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to PARAGRAPH 8.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon prior written notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the Term does not exceed $10,000.00.

                         (b)  Consent.  Any Alterations or Utility Installations
that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of PARAGRAPH 8.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the Term shall be done in a good and workmanlike manner, with good and sufficient lien-free materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000.00 or more upon Lessee's providing Lessor with a lien and completion bond, or other security reasonably satisfactory to Lessor, in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation. At the expiration of the Term, Lessor may require the removal of any or all of the Alterations, improvements, additions or Utility Installations, and the restoration of the Premises and, to the extent Lessee has performed any work on the same, the Industrial Center to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own Alterations, improvements, additions or Utility Installations, Lessee shall use only a contractor who has been expressly approved by Lessor in writing. Should Lessee make any Alterations, improvements, additions or Utility Installations without the prior written approval of Lessor (except those for which Lessee is not required to have Lessor's consent), or use a contractor not expressly approved by Lessor, Lessor may, at any time during the Term, require that Lessee remove any part or all of the same.

                         (c)  Lien Protection.  Lessee shall pay when due all
claims for labor or materials furnished or alleged to have been furnished to or by Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Industrial Center or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law or otherwise. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Industrial Center against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Lessor or the Industrial Center. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                 8.4  Ownership, Removal, Surrender, and Restoration.

                         (a)  Ownership.  Subject to Lessor's right to require
their removal and to cause Lessee to become the owner thereof as hereinafter provided in this PARAGRAPH 8.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect, in a writing to Lessee, to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed pursuant to PARAGRAPH 8.4(b), all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                         (b)  Removal.  Unless otherwise agreed in writing,
Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at Lessee's sole expense, at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                         (c)  Surrender/Restoration.  Lessee shall surrender the
Premises by the end of the Term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligations to repair and restore the Premises pursuant to this Lease.

                 8.5 Americans with Disabilities Act of 1990. Within ten (10) days after receipt, Lessor and Lessee shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises.

9. Insurance; Indemnity.

                 9.1 Payment of Premium and Blanket Policies. The cost of the premiums for the insurance policies maintained by Lessor under this PARAGRAPH shall be a Common Area Operating Expense pursuant to PARAGRAPH 4.3 hereof. Premiums for policy periods commencing prior to, or extending beyond, the Term shall be pro-rated to coincide with the corresponding Commencement Date or Expiration Date. The casualty insurance policies required under this PARAGRAPH shall provide that the proceeds thereof shall be payable to Lessor and may be payable to any Lender, as their respective interests may appear, pursuant to a standard mortgagee clause or loss payee clause. Insurance required to be carried by Lessor and Lessee pursuant to this PARAGRAPH may, at Lessor's or Lessee's option, be effected by either "blanket" or "umbrella" policies issued to Lessor or Lessee, as the case may be, covering the Premises and other properties owned or leased by Lessor or Lessee, as the case may be, provided that such policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage without possibility of reduction or coinsurance by reason of, or because of, damage to any other properties named therein. If the insurance required to be obtained by Lessee pursuant to this Lease is effected by any such blanket or umbrella policies, Lessee shall furnish Lessor with copies of such policies as provided in this PARAGRAPH, together with schedules attached thereto giving the amount of insurance applicable to the Premises and evidence, satisfactory to Lessor, that the premiums of such policies for at least the first year of the Term (or installment payments then required to have been paid on account of such premiums) have been paid.

                 9.2 Liability Insurance - Lessee. Lessee shall obtain and keep in full force and effect during the Term a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $3,000,000 per occurrence with
(a) "Additional Insured-Manager of Lessor of Premises" endorsement and (b) contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                 9.3 Liability Insurance - Lessor. Lessor shall also maintain liability insurance described in PARAGRAPH 9.2 above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

                 9.4  Property Insurance-Building and, Improvements.

                         (a)  Building and Improvements.  Lessor shall obtain
and keep in full force and effect during the Term a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises, but not against loss or damage to Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to PARAGRAPH 9.5 and Lessor shall not be responsible for insuring the same. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law requiring the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                  (b) Additional Insurance Premiums. Lessee shall pay any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (c) Lessee's Improvements. Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property unless the item in question has become the property of Lessor under the terms of this Lease.

                 9.5 Lessee's Property Insurance. Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor under PARAGRAPH 9.4(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

                 9.6  INTENTIONALLY OMMITED.

                 9.7 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A, X or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this PARAGRAPH. Lessee shall deliver to Lessor, no later than the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under PARAGRAPHS 9.2 and 9.5. No such policy shall be cancelable or subject to reduction except after thirty
(30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may (but shall not be obligated to) order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

                 9.8 Waiver of Subrogation. Notwithstanding anything to the contrary contained in this Lease, without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under this PARAGRAPH. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

                 9.9 Indemnity. Except for Lessor's negligence and/or breach of express covenants and warranties, Lessee shall indemnify, protect, defend and hold harmless the Industrial Center, Lessor, its shareholders, agents, officers, directors, employees and its master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor and/or such other indemnified persons and entities) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor and/or such other indemnified persons and entities by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor or such other indemnified persons and entities need not have first paid any such claim in order to be so indemnified.

                 9.10 Exemption of Lessor from Liability. Except to the extent of direct damages caused by breach of any covenant of Lessor contained in PARAGRAPH 8.1, or the gross negligence or reckless or wilful misconduct of Lessor, and Subject to the last sentence of this PARAGRAPH, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's shareholders, officers, directors, employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor or from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's gross negligence, wilful or reckless misconduct or breach of any covenant, including without limitation those contained in PARAGRAPH 8.1, or any other provision of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom, or for consequential or indirect damages resulting from Lessor's acts or omissions.

                 9.11 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this PARAGRAPH are adequate to cover Lessee's property or obligations under this Lease.

10. Condemnation. If the Premises or any portion thereof is taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, which ever first occurs. If more than twenty-five percent (25%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Lessor shall have the option, in its sole discretion, to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any substantial part (i.e., 25% or more of the rentable area) of the Building or of the Industrial Center. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

11. Damage or Destruction.

                11.1  Definitions.

                         (a)  "Insured Loss" shall mean damage or destruction to
the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in PARAGRAPH 9.4(a) irrespective of any deductible amounts or coverage limits involved.

                         (b)  "Premises Partial Damage" shall mean damage or
destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, the repair cost of which damage or destruction is less than twenty-five percent (25%) of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                         (c)  "Premises Total Destruction" shall mean damage or
destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, the repair cost of which damage or destruction is twenty-five percent (25%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is twenty-five percent (25%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                         (d)  "Replacement Cost" shall mean the cost to repair
or rebuild the damaged improvements owned by Lessor to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees.

                         (e)  "Hazardous Substance Condition" shall mean the
occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance in, on, or under the Premises.

                11.2  Premises Partial Damage.

                         (a)  Insured Loss.    If Premises Partial Damage that
is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonably and available, Lessor shall have no obligation to pay for the shortage of insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof satisfactory to Lessor in its sole discretion within said ten (10) day period, Lessor shall complete such restoration and repairs as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty
(60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to PARAGRAPH 11.2(b) rather than PARAGRAPH 11.2(a), notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

                         (b)  Uninsured Loss.    If Premises Partial Damage that
is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or assurance thereof satisfactory to Lessor in its sole discretion within thirty
(30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                11.3 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in PARAGRAPH 9.8.

                11.4  Damage Near End of Term.

                         (a)  If at any time during the last six (6) months of
the Term there is damage to the Premises for which the cost to repair exceeds one month's total Base Rent for Office Space and Warehouse Space, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective thirty (30) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so.

                         (b)  Provided, however, if Lessee at that time has an
exercisable option to extend this Lease, then Lessee may preserve this Lease by
(i) exercising such option, and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (aa) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (bb) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this PARAGRAPH 11.4.

                11.5  Abatement of Rent; Lessee's Remedies.

                         (a)  In the event of (i) Premises Partial Damage or
(ii) a Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under PARAGRAPH 9.4(b). No such abatement shall be given if or to the extent that the impairment of use consists of relocation or re-allocation of parking or loading dock privileges. Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

                         (b)  If Lessor shall be obligated to repair or restore
the Premises under the provisions of this PARAGRAPH 11 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this PARAGRAPH 11.5 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

                11.6 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under PARAGRAPH 6.5 and PARAGRAPH 14), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly total Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or assurance thereof satisfactory to Lessor in its sole discretion within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                11.7 Termination-Advance Payments. Upon termination of this Lease pursuant to this PARAGRAPH 11, provided Lessee is not in default of its obligations under the Lease, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

                11.8 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

12. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in PARAGRAPH 4.3(e). However, Lessor, at Lessee's sole cost and expense, may install submeters to measure Lessee's consumption of utilities at the Premises, in which event Lessee shall pay for the utilities so consumed by it as shown in such meters.

13. Assignment and Subletting.

                13.1  Lessor's Consent Required.

                         (a)  Lessee shall not voluntarily or by operation of
law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises.

                         (b)  An "assignment" within the meaning of this
PARAGRAPH shall include any direct or indirect transfer of twenty-five (25%) percent or greater interest (whether stock, partnership or otherwise) of Lessee, or any permitted sublessee or assignee of this Lease, however accomplished, and whether in a single transaction or in any series of transactions, whether related or unrelated; provided however that an assignment by Lessor or any of its affiliates of an interest in Lessee shall not be considered an "assignment" requiring consent under this PARAGRAPH.

                         (c)  The involvement of Lessee or its assets in any
transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                         (d)  An assignment of Lessee's interest in this Lease
or subletting of the Premises without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per PARAGRAPH 14.1, or a non- curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such non-consented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly total Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the total Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (ii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

                13.2  Terms and Conditions Applicable to Assignment and
Subletting.

                         (a)  Regardless of Lessor's consent, any assignment or
subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                         (b)  Lessor may accept any rent or performance of
Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease. Lessor shall respond to a request for consent within thirty (30) days after the request is made, provided that failure to so respond shall be deemed to constitute a denial of consent.

                         (c)  The consent of Lessor to any assignment or
subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                         (d)  In the event of any Default or Breach of Lessee's
obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                         (e)  Each request for consent to an assignment or
subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                         (f)  Any assignee of, or sublessee under, this Lease
shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                         (g)  Lessor, as a condition to giving its consent to
any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

                13.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                         (a)  Lessee hereby assigns and transfers to Lessor all
of Lessee's interest in all rentals and other income arising from any sublease made by Lessee, and Lessor may collect such rent and other income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents and other income from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges and income due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges and income to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges and income so paid by said sublessee to Lessor.

                         (b)  In the event of a Breach by Lessee in the
performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents, charges or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                         (c)  Any matter or thing requiring the consent of the
sublessor under a sublease shall also require the consent of Lessor.

                         (d)  No sublessee under a sublease approved by Lessor
shall further assign its sublease or sublet all or any part of the Premises without Lessor's prior written consent.

                         (e)  Lessor shall endeavor (but shall not be obligated
to) deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall thereupon have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

14. Default; Breach; Remedies.

                14.1 Default; Breach. Lessee agrees that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach, $750.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in PARAGRAPHS 14.2 and/or 14.3:

                         (a)  The vacation of the Premises which continues for
ninety (90) consecutive days without the intention to reoccupy same, or the abandonment of the Premises which continues for ninety (90)consecutive days.

                         (b)  Except as expressly otherwise provided in this
Lease, the failure by Lessee to make any payment of Base Rent, to make any payment of other rent or to make any other monetary payment required to be made by Lessee hereunder, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee; the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease; or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee.

                         (c)  Except as expressly otherwise provided in this
Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per PARAGRAPH 6.6, (ii) the inspection, maintenance and service contracts required under PARAGRAPH 8.2(b), (iii) the rescission of an unauthorized assignment or subletting per PARAGRAPH 13.1, (iv) a Tenancy Statement per PARAGRAPHS 17 or 37, (v) the subordination or non-subordination of this Lease per PARAGRAPH 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under PARAGRAPHS 37 or (vii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten
(10) days following written notice by or on behalf of Lessor to Lessee.

                         (d)  A Default by Lessee as to the terms, covenants,
conditions or provisions of this Lease, or of the Rules and Regulations, that are to be observed, complied with or performed by Lessee, other than those described in PARAGRAPH 14.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereinafter diligently and continuously prosecutes such cure to completion.

                         (e)  The occurrence of any of the following events: (i)
the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this PARAGRAPH 14.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                         (f)  The discovery by Lessor that any financial
statement of Lessee, any Guarantor, or assignee or sublessee given to Lessor by Lessee, any Guarantor or any person in connection with assignment or subletting, was materially false.

                         (g)  If the performance of Lessee's obligations under
this Lease is guaranteed in whole or in part: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis.

                14.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of any Breach, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                         (a)  Terminate Lessee's right to possession of the
Premises by any lawful means, in which case this Lease and the Term shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of judgment of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of judgment of the amount by which the unpaid rent which would have been earned after termination until the time of judgment exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of judgment of the amount by which the unpaid rent for the balance of the Term after the time of judgment exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees and costs, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired Term (but excluding consequential damages). The worth at the time of judgment of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York or the Federal Reserve Bank District in which the Premises are located at the time of the award plus one percent (1%). Efforts by Lessor, if any, to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this PARAGRAPH. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under PARAGRAPH 14.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by PARAGRAPH 14.1 (b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                         (b)  Continue the Lease and Lessee's right to
possession in effect after Lessee's Breach and recover the rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                         (c)  Pursue any other remedy now or hereafter available
to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                         (d)  The expiration or termination of this Lease and/or
the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the Term or by reason of Lessee's occupancy of the Premises.

                14.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the Term. Upon the occurrence of a Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent,other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this

PARAGRAPH 14.3 shall not be deemed a waiver by Lessor of the provisions of this PARAGRAPH unless specifically so stated in writing by Lessor at the time of such acceptance.

                14.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Industrial Center or any interest therein. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall neither constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding PARAGRAPH 4.2 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

                14.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this PARAGRAPH, a reasonable time shall in no event be less than thirty (30) days after receipt of notice to Lessor from Lessee; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. In the event of any act or omission by Lessor which would give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee shall not exercise any such right (a) until it shall have given written notice of such act or omission to the holder of any mortgage, deed of trust or other security instrument encumbering the Industrial Center, or any interest therein, as herein provided, but only to the extent Lessor has given Lessee the name and notice address of the holder and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, provided that following the giving of such notice, Lessor or said holder shall, with reasonable due diligence, have commenced and continued to remedy such act or omission or to cause same to be remedied.

15. Security Deposit. In the event of a change in control of Lessee, Lessee shall deposit with Lessor upon demand by Lessor the sum of $65,875 (the "Security Deposit") as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise defaults under this Lease, Lessor may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees and expenses) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore the Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the Term, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current total Base Rent as the initial Security Deposit bears to the initial total Base Rent. Lessor shall not be required to keep all or any of the Security Deposit separate from its general accounts. Lessor shall, at the expiration on earlier termination of the Term, full performance by Lessee of all of its obligations under this Lease and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

16. Brokers' Fees.

                         (a)  The brokers involved in this transaction are NONE,
as "listing broker", and NONE, as "cooperating broker". A "cooperating broker" is any broker other than the listing broker entitled to a share of any commission arising as a result of this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

                         (b)  Lessee and Lessor each represent and warrant to
the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in this PARAGRAPH) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby indemnify, defend and hold the other harmless from and against any costs, expenses, reasonable attorneys' fees and expenses or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

17. Estoppel Certificates and Financial Statements.

                17.1 Estoppel Certificates. Each party (a "Responding Party") shall within ten (10) days after written notice from the other party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid and (ii) acknowledging that there are not, to the Responding Party's knowledge, any uncured defaults on the part of the Requesting Party, or specifying such defaults if any are known. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Industrial Center or of the business of Lessee, but Lessor's delivery of any such certificate shall not be considered as Lessor's consent to any transaction otherwise prohibited by this Lease.

                  At the Lessor's option, the failure of Lessee to deliver such statement within such time shall be a Breach of this Lease, without further notice to such party, or it shall be conclusive upon Lessee that (i) this Lease is in full force and effect without modification, except as may be represented by Lessor, (ii) there are no uncured defaults in Lessor's performance, and (iii) not more than one month's rent has been paid in advance.

                17.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Industrial Center or any interest therein, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

18. Lessor's Liability.

                  (a) For purposes of this Lease, "Lessor" shall mean the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Industrial Center. In the event of a transfer of Lessor's title or interest in the Industrial Center or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

                  (b) Lessee shall look solely to Lessor's estate and interest in the Industrial Center for the satisfaction of any right of Lessee for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Lessor and no other property or assets of Lessor, Lessor's agents, incorporators, shareholders, officers, directors, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment or other enforcement procedure for the satisfaction of Lessee's rights and remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or under law, or Lessee's use and occupancy of the Premises or any other liability of Lessor to Lessee.

19. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

20. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the annual rate of 10% or, if less, the maximum rate then allowed by law, in addition to the potential late charge provided for in PARAGRAPH 14.4.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Lessee under this Lease.

22. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent, whether or not the provision of this Lease creating such monetary obligation shall denominate such obligation as rent. If this Lease shall not specify when any monetary obligation must be paid, the same shall be deemed due on demand.

23. Incorporation of other Agreements; Broker Disclaimer. Except for any other written agreements between Lessor and Lessee this Lease contains all agreements between the parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessee represents and warrants that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of Lessor and as to the nature, quality and character of the Premises.

24. Notices.

                24.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail, return receipt requested, or U.S. Postal Service Express Mail, with postage prepaid, or other overnight courier or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this PARAGRAPH. Either party may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

                24.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a day other than a business day, it shall be deemed received on the next business day. A "business day" means any day other than a Saturday, Sunday or other day on which banks are legally authorized to be closed in the State of New York.

                24.3 A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to the following parties:

                           =========================
                           =========================

                                      and

                           =========================
                           =========================

25. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this PARAGRAPH then the total Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the total Base Rent applicable during the month immediately preceding such expiration or earlier termination; and such occupancy shall not be a tenancy from month to month, but shall be upon all the other provisions of the Lease pertaining to the obligations of Lessee, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation by Lessee concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment

                30.1 Subordination. This Lease and any Option or right of first refusal granted hereby is subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the Industrial Center, or any interest therein, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lender(s) holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease. If any Lender shall elect to have this Lease and/or any Option or right of first refusal granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options or right of first refusal shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

                30.2 Attornment. Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or
(iii) be bound by prepayment of more than one month's rent.

                30.3 Self-Executing. The agreements contained in this PARAGRAPH shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Industrial Center or any part thereof, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, and/or attornment agreement as is provided for herein.

               30.4 Non-Disturbance Agreement. Notwithstanding the provisions of this PARAGRAPH 30, this Lease shall not be subordinate to the lien of any Security Device, unless the party secured by the Security Device delivers to Lessee a non-disturbance agreement in the form customarily used by the party.

31. Attorneys' Fees.

                         (a)  Without limiting the other provisions of this
Lease, Lessor shall be entitled to recover from Lessee reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default, consultations in connection herewith (whether or not an action or proceeding is subsequently commenced in connection with such default) and/or prosecution of any action, suit or other proceeding to enforce Lessor's rights and remedies.

                         (b)  The attorneys' fee award shall not be computed in
accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees and costs reasonably incurred in good faith.

                         (c)  In the event that an action or proceeding is
instituted by either party to this Lease based upon the alleged failure of the other party to observe or perform any term or covenant under or by virtue the terms or provisions of this Lease, the non-prevailing party shall reimburse the prevailing party for any and all costs and expenses incurred by the prevailing party in connection with such action or proceeding, including but not limited to reasonable attorneys' fees, disbursements and court costs. In the event Lessor shall be the prevailing party, such sum shall be deemed additional rent hereunder and shall be paid by Lessee to Lessor within ten (10) days of rendition of any bill or statement to Lessee therefor. In the event Lessee shall be the prevailing party, such sum shall be credited (a) first, against Lessee's then current present rental obligations under this Lease and (b) then, against Lessee's future rental obligations under this Lease as such shall thereafter accrue. In the event that (i) sums due to Lessee by Lessor pursuant to this PARAGRAPH exceed Lessee's remaining rental obligations accruing under this Lease or (ii) the Term, as extended or otherwise, shall have expired at the time the prevailing party incurred such costs and expenses, such sums shall be recoverable as damages. The provisions of this PARAGRAPH shall survive the expiration or earlier termination of this Lease.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction within the Industrial Center shall constitute a Breach of this Lease.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Industrial Center, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of PARAGRAPH 8 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

                         (a)  Except for PARAGRAPH 33 (Auctions) or as otherwise
provided herein, wherever in this Lease the consent of a party is required to an act by or for the other party, such consent shall not be unreasonably withheld or delayed; this provision shall apply only to those consents expressly referred to in this Lease and do not apply to any request for a waiver of rights hereunder or an amendment hereof. If the determination of any arbitration or court proceeding as to the reasonableness of any decision by Lessor to refuse such consent is adverse to Lessor, Lessor nevertheless shall not be liable to Lessee for a breach of Lessor's covenant not to unreasonably withhold such consent, and the sole remedy of Lessee in such event shall be to proceed as if such consent of Lessor had been granted (and no money damages shall be allowed), unless Lessor shall have acted in bad faith. Notwithstanding anything in this PARAGRAPH or any other provision of this Lease to the contrary, Lessor need not give its consent, and Lessor shall not be held to a reasonableness standard, where as a condition to granting its consent Lessor needs to obtain the consent of the holder of any superior interest in the Industrial Center or any interest therein, and such other party does not give its consent.

                         (b)  All conditions to Lessor's consent authorized by
this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. INTENTIONALLY OMITTED

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the Term subject to all of the provisions of this Lease.

39.  Options.

                39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the Term or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

                39.2 Options Personal to Original Lessee. Each Option, if any, granted to Lessee in this Lease is personal to the original Lessee, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

                39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

                39.4  Effect of Default on Options.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under PARAGRAPH
14.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to

Lessee three (3) or more notices of separate Defaults under PARAGRAPH 14.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured, or (v) in the event that, prior to such attempted exercise, there was a Breach resulting in an unlawful detainer proceeding and satisfaction of the judgment therein, with restoration of possession.

                         (b)  The period of time within which an Option may be
exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of PARAGRAPH 39.4(a).

                         (c)  All rights of Lessee under the provisions of an
Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the Term, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under PARAGRAPH 14.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) Lessee commits a Breach of this Lease.

40. Security Measures. Lessor shall have no obligation whatsoever to provide guard service or other security measures for the Premises. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

41. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, dedications and transfers of air-rights that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, transfers of air-rights, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any of the foregoing.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If either party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

44. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all parties hereto.

45. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's rights or obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

46. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

47. Paragraphs. All references herein to "this PARAGRAPH" refer to the complete paragraph and not only to the subparagraph in which such reference appears.

48. Waiver of Trial By Jury. LESSOR AND LESSEE DO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER AS TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF THE PREMISES, OR ANY OTHER CLAIMS OR ANY OTHER STATUTORY REMEDY. IT IS FURTHER MUTUALLY AGREED THAT IN THE EVENT LESSOR COMMENCES ANY SUMMARY PROCEEDING FOR NON-PAYMENT OF RENT, LESSEE WILL NOT INTERPOSE AND DOES HEREBY WAIVE THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

49. Lessor's Representations. Lessor represents to Lessee that Lessor owns the Building, free and clear of any encumbrances which would have a material and adverse affect on Lessee's use of the Premises.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                           Executed at:
            ------------------------               ------------------------
on:                                    on:
   ---------------------------------      ---------------------------------
By LESSOR:                             By LESSEE:

REVLON CONSUMER PRODUCTS CORPORATION   THE COSMETIC CENTER, INC.

By:                                    By:
   ---------------------------------      ---------------------------------
Name Printed:                          Name Printed:
             -----------------------                -----------------------
Title:                                 Title:
      ------------------------------         ------------------------------

STATE OF NEW YORK   )
                    )  ss.:

COUNTY OF NEW YORK  )

     On this day of ________ in the year 199__ before me personally appeared ______________________, to me known to be the ___________________ of Revlon
Consumer Products Corporation, the Delaware corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that (s)he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.


                                         ---------------------------------
                                         Signature of Corporate Officer
                                         Name:
                                         Title:

                                         Notary Public in and for the
                                         State of New York residing at
                                         -----------------------------
                                         Expiration of Commission: _________



STATE OF ___________)
                    )  ss.:

COUNTY OF __________)

     On this day of ________ in the year 199__ before me personally appeared ______________________, to me known to be the ___________________ of The
Cosmetic Center, Inc., the Delaware corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that (s)he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

                                          --------------------------------
                                          Signature of Corporate Officer
                                          Name:
                                          Title:

                                          Notary Public in and for the
                                          State of New York residing at
                                          -----------------------------
                                          Expiration of Commission: _________

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES





                                   EXHIBIT A

                                 1 OF ___ PAGES

                                   EXHIBIT B

                              INITIAL PARKING PLAN



                                   EXHIBIT B

                                  1 OF 1 PAGES